UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6th, 2017

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On November 6th, 2017, Genesys Industries, Inc. (the “Company”) published a press release announcing the company commits to brand new facility and head office.

A copy of the press release is attached hereto as Exhibit 99.1 to this report.  The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 8 – Other Events

Item 8.01. Other Events.

On November 1st, 2017, the Company entered into a lease agreement with a related party company to lease certain premises located in Florida to be effective from November 1st, 2017 to November 1st, 2027. This 8,000 square feet premises will be used by the Company for plant and offices.  The lease also includes a 1.25 acre yard.

A copy of the lease agreement is filed herewith as 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated Nov 6th, 2017
99.2	Lease Agreement, dated November 1, 2017, by and between Genesys Industries & Twiga Capital.

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SIGNATURES

Date: November 6th, 2017		Genesys Industries, Inc.

	By:	/s/ Shefali Vibhakar
Shefali Vibhakar
Chief Financial Officer

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